UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

Fidelity Private Credit Company LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01645	87-2722334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 22, 2025, Fidelity Private Credit Company LLC (the “Fund”) entered into an incremental assumption agreement (the “Incremental Assumption Agreement”) among the Fund, MUFG Bank, Ltd., as an assuming lender (the “Assuming Lender”), Truist Bank, as administrative agent, and Truist Bank, ING Capital LLC and Sumitomo Mitsui Banking Corporation, as the issuing banks and swingline lenders, pursuant to the Company’s Senior Secured Revolving Credit Agreement, dated as of June 16, 2025, among the Fund, as borrower, Truist Bank, as administrative agent, ING Capital LLC, as valuation agent, the lenders and issuing banks party thereto, and Truist Securities, Inc., ING Capital LLC, and Sumitomo Mitsui Banking Corporation, as joint book runners and joint lead arrangers (as amended and supplemented, the “Revolving Credit Facility”).

The Incremental Assumption Agreement provides for the Assuming Lender’s multicurrency commitment, thereby bringing aggregate commitments of the lenders under the Revolving Credit Facility from $300,000,000 to $400,000,000 through the accordion feature in the Revolving Credit Facility. The accordion feature in the Revolving Credit Facility allows the Fund, under certain circumstances, to increase the total size of the facility to a maximum aggregate commitment of $750,000,000.

The description above is only a summary of the material provisions of the Incremental Assumption Agreement and is qualified in its entirety by reference to a copy of the Incremental Assumption Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation

The information included under Item 1.01 above regarding the Incremental Assumption Agreement and the Revolving Credit Facility is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1

Response to Notice of Commitment Increase Request, dated as of August 22, 2025, by and among Fidelity Private Credit Company LLC, MUFG Bank, Ltd., as an assuming lender, Truist Bank, as administrative agent, and Truist Bank, ING Capital LLC and Sumitomo Mitsui Banking Corporation, as issuing banks and swingline lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Private Credit Company LLC

Date: August 26, 2025	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: President and Treasurer